Exhibit 99

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Biogan International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Amended Current Report on Form 8-K/A for the event reported July 19, 2002 (the "Form 8-K/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signed: /s/ Gilles Laverdiere
Gilles Laverdiere
Vice-Chairman and Chief Executive Officer
Dated October 1, 2002
Signed: /s/ Robert Doyle
Robert Doyle
Executive Vice-President and Chief Financial Officer
Dated October 1, 2002